UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 30, 2015, Integra LifeSciences Holdings Corporation (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2015 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. In the financial statements portion of the Press Release, the Company has included a reconciliation of GAAP revenues to organic revenues for the quarter ended March 31, 2015, and GAAP net income to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), GAAP net income to adjusted net income, GAAP diluted weighted average shares outstanding to adjusted diluted weighted average shares outstanding, GAAP earnings per diluted share to adjusted earnings per diluted share, and GAAP operating cash flow to free cash flow and adjusted free cash flow conversion used by management for the quarters ended March 31, 2015 and 2014 as well as GAAP net income to adjusted net income and GAAP earnings per diluted share to adjusted earnings per diluted share used by management for guidance for the year ending December 31, 2015. In addition, the Company included a supplemental disclosure of revenue by reporting segments in the financial statements portion of the Press Release.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Discussion of Adjusted Financial Measures
In addition to our GAAP results, we provide organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, adjusted diluted weighted average shares outstanding, free cash flow, and adjusted free cash flow conversion. Organic revenues consist of total revenues excluding the effects of currency exchange rates, acquired revenues, and product discontinuances. The various measures of adjusted EBITDA consist of GAAP net income, excluding: (i) depreciation and amortization, (ii) other income (expense), (iii) interest income and expense, (iv) income taxes, (v) and those operating expenses also excluded from adjusted net income. The measure of adjusted net income consists of GAAP net income, excluding: (i) manufacturing facility remediation costs; (ii) global enterprise resource planning (“ERP”) implementation charges; (iii) structural optimization charges; (iv) SeaSpine separation-related charges; (v) certain employee severance charges; (vi) acquisition-related charges; (vii) impairment charges; (viii) convertible debt non-cash interest; (ix) intangible asset amortization expense; and (x) income tax impact from adjustments and other items. The measure of adjusted diluted weighted average shares outstanding is calculated by adding the economic benefit of the convertible note hedge and warrant transactions relating to Integra’s 2016 convertible notes. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by adjusted diluted weighted average shares outstanding. The measure of free cash flow consists of GAAP net cash provided by operating activities less purchases of property and equipment. The measure of adjusted free cash flow consists of free cash flow adjusted for certain one-time unusual items. The adjusted free cash flow conversion measure is calculated by dividing (i) free cash flow, or (ii) adjusted free cash flow (as applicable), by adjusted net income.
The Company believes that the presentation of organic revenues and the various adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, adjusted diluted weighted average shares outstanding, free cash flow and adjusted free cash flow conversion measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. Management uses non-GAAP financial measures in the form of organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, adjusted diluted weighted average shares outstanding, free cash flow and adjusted free cash flow conversion when evaluating operating performance because we believe that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company's acquisition, integration, and restructuring activities, for which the amounts are non-cash in nature, or for which the amounts are not expected to recur at the same magnitude, provides a supplemental measure of our operating results that facilitates comparability of our financial condition and operating performance from period to period, against our business model objectives, and against other companies in our industry. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of our Company.
Organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, adjusted diluted weighted average shares outstanding, free cash flow and adjusted free cash flow conversion are significant measures used by management for purposes of:

•	supplementing the financial results and forecasts reported to the Company's board of directors;

•	evaluating, managing and benchmarking the operating performance of the Company;

•	establishing internal operating budgets;

•	determining compensation under bonus or other incentive programs;

•	enhancing comparability from period to period;

•	comparing performance with internal forecasts and targeted business models; and

•	evaluating and valuing potential acquisition candidates.
The measure of organic revenues that we report reflects the increase in total revenues for the quarter ended March 31, 2015 adjusted for the effects of currency exchange rates, acquired revenues, and product discontinuations on current period revenues. We provide this measure because changes in foreign currency exchange rates can distort our revenue reduction favorably or unfavorably, depending upon the strength of the U.S. dollar in relation to the various foreign currencies in which we generate revenues. We generate significant revenues outside the United States in multiple foreign currencies including euros, British pounds, Swiss francs and Australian and Canadian dollars. We believe this measure provides useful information to determine the success of our international selling organizations in increasing sales of products in their local currencies without regard to fluctuations in currency exchanges rates, for which we do not control. Additionally, significant acquisitions and discontinued product lines can distort our current period revenues when compared to prior periods.
The measure of adjusted net income reflects GAAP net income adjusted for one or more of the following items, as applicable:

•
Manufacturing facility remediation costs. These costs represent expenses associated with remediation and related unplanned idle time and underutilization at the Plainsboro, NJ and Añasco, Puerto Rico manufacturing facilities. Management excludes this item when evaluating the Company's operating performance because of the infrequent nature and the magnitude of this item.

•
Global ERP implementation charges. Global ERP implementation charges consist of the non-capitalizable portion of internal labor and outside consulting costs related to the implementation of a global ERP system. We have inherited many diverse business processes and different information systems through our numerous acquisitions. Accordingly, we are undertaking this initiative in order to standardize business processes globally and to better integrate all of our existing and acquired operations using one information system. Although recurring in nature given the expected timeframe to complete the implementation for our existing operations and our expectation to continue to acquire new businesses and operations, management excludes these charges when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's implementation activities.

•
Structural optimization charges. These charges, which include employee severance and other costs associated with exit or disposal of facilities, costs related to acquisition integration, costs related to transferring manufacturing and/or distribution activities to different locations, and rationalization or enhancement of our organization, existing manufacturing, distribution, administrative, functional and commercial infrastructure. Some of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature given management's ongoing review of the efficiency of our organization and structure, including manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.

•
Certain employee severance charges. Certain employee severance and related charges consist of charges related to senior management level terminations and certain significant reductions in force that are not initiated in connection with restructuring. Management excludes these items when evaluating the Company's operating performance because these amounts do not affect our core operations and because of the infrequent and/or large scale nature of these activities.

•
Acquisition-related charges. Acquisition-related charges include (i) up-front fees and milestone payments that are expensed as incurred in connection with acquiring licenses or rights to technology for which no product has been approved for sale by regulatory authorities and such approval is not reasonably assured at the time such up-front fees or milestone payments are made, (ii) inventory fair value purchase accounting adjustments, (iii) changes in the fair value of contingent consideration after the acquisition date, and (iv) legal, accounting and other outside consultants expenses directly related to acquisitions or divestitures. Inventory fair value purchase accounting adjustments consist of the increase to cost of goods sold that occur as a result of expensing the “step up” in the fair value of inventory that we purchased in connection with acquisitions as that inventory is sold during the financial period. Although recurring given the ongoing character of our development and acquisition programs, these acquisition, divestiture and in-licensing related charges are not factored into the evaluation of our performance by management after completion of development programs or acquisitions because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our development, acquisition and divestiture transactions as well as the level of inventory on hand at the time of acquisition.

•
SeaSpine separation-related charges. These charges include legal, accounting, program management and outside consulting expenses incurred as part of the planned separation of Integra’s spine business, and incremental personnel costs associated with becoming a separate public company.

•
Impairment charges. The impairment charges category includes impairment charges recorded against various intangible assets such as completed or core technology, customer relationships, trade names, and in-process research and development previously capitalized in connection with business combinations. Such impairments result primarily from management decisions to discontinue or significantly reduce promoting certain product lines or trade names, the inability to incorporate existing product technologies into product development programs, and other circumstances.  Impairment charges may also include goodwill impairments which exist when the carrying value of a reporting unit’s goodwill exceeds its implied value. Management excludes this item when evaluating the Company's operating performance because of the infrequent and non-cash nature of this activity.

•	Intangible asset amortization expense. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.

•
Convertible debt non-cash interest. The convertible debt accounting requires separate accounting for the liability and equity components of the Company's convertible debt instruments, which may be settled in cash upon conversion, in a manner that reflects an applicable non-convertible debt borrowing rate at the time that we issued such convertible debt instruments. Management excludes this item when evaluating the Company's operating performance because of the non-cash nature of the expense.

•	Income tax impact from adjustments and other items. Estimated impact on income tax expense related to the following:

(i)
Adjustments to income tax expense for the amount of additional tax expense that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision, based on the statutory rate applicable to jurisdictions in which the above non-GAAP adjustments relate.

(ii)
Adjustments to income tax expense in the current quarter for the cumulative impact in that quarter of changes in income tax rates (statutory and estimated effective tax rates) and certain other infrequently occurring items that relate to prior periods. Management excludes these items when evaluating the Company's current quarter operating performance because the cumulative impact in the current quarter of these items applies to prior periods and thus distorts the Company's adjusted income tax rate in the current quarter. The year-to-date adjusted net income and adjusted diluted earnings per share measures are not adjusted by these items, as the cumulative impact is properly reflected in the year-to-date adjusted results.

The measure of adjusted diluted weighted average shares outstanding gives effect to the convertible notes hedge and warrant transactions, which reduce the potential dilutive effect of the 2016 Convertible Notes. The convertible notes hedge and warrant transactions are excluded from weighted average shares used to calculate GAAP diluted EPS because they are anti-dilutive. Integra believes the non-GAAP measure is useful for understanding the economic benefit of the convertible notes hedge and warrant transactions.
Organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, adjusted diluted weighted average shares outstanding, free cash flow and adjusted free cash flow conversion are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the revenues, costs or benefits associated with the operations of the Company's business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. The Company expects to continue to acquire businesses and product lines and to incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion of these items from its adjusted financial measures should not be construed as an inference that all of these revenue adjustments or costs are unusual, infrequent or non-recurring. Some of the limitations in relying on the adjusted financial measures are:

•
The Company periodically acquires other companies or businesses, and we expect to continue to incur acquisition-related expenses and charges in the future. These costs can directly impact the amount of the Company's available funds or could include costs for aborted deals which may be significant and reduce GAAP net income.

•
The Company has initiated a long term effort to implement a global ERP system, and we expect to continue to incur significant systems implementation charges until that effort is completed. These costs can directly impact the amount of the Company's available funds and reduce GAAP net income.

•
All of the adjustments to GAAP net income have been tax affected at the Company's actual tax rates. Depending on the nature of the adjustments and the tax treatment of the underlying items, the effective tax rate related to adjusted net income could differ significantly from the effective tax rate related to GAAP net income.

In the financial tables portion of the Press Release, the Company has included a reconciliation of GAAP reported revenues to organic revenues for the quarter ended March 31, 2015 and GAAP net income to adjusted EBITDA, GAAP net income to adjusted net income, GAAP diluted weighted average shares outstanding to adjusted diluted weighted average shares outstanding, GAAP earnings per diluted share to adjusted earnings per diluted share, and GAAP operating cash flow to free cash flow and adjusted free cash flow conversion used by management for the quarters ended March 31, 2015 and 2014. Also included are reconciliations for future periods.

ITEM 7.01 REGULATION FD DISCLOSURE
Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Press Release issued on April 30, 2015 by the Company.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press release with attachments, dated April 30, 2015, issued by Integra LifeSciences Holdings Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: April 30, 2015	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release with attachments, dated April 30, 2015, issued by Integra LifeSciences Holdings Corporation